GUARANTY FEE AGREEMENT

THIS GUARANTY FEE AGREEMENT (this "**Agreement**") is made as of January 1, 2023 (the "**Effective Date**"), by and between Jonathan P. Carroll ("Guarantor") and Blue Dolphin Energy Company, a Delaware corporation ("BDEC"). Guarantor and BDEC are sometimes referred to herein as the "**Parties**".

WHEREAS, BDEC entered a Loan Authorization and Agreement (the "**Loan Agreement**") dated May 4, 2021, with the Small Business Administration ("**Lender**") as evidenced by that certain Note of even date with the Loan Agreement, in the original principal sum of FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00), collectively referred to herein as (the "**Note**");

WHEREAS, as a condition precedent to Lender's obligations to extend credit to BDEC under the Loan Agreement, Lender required the execution and delivery of an unconditional guarantee as security for the obligations of BDEC under the Loan Agreement and Note;

WHEREAS, BDEC entered into an Amended Loan Authorization and Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "**Amended Loan Agreement**") dated February 18, 2022, with Lender as evidenced by that certain 1st Modification of Note of even date with the Amended Loan Agreement, in the revised principal sum of TWO MILLION AND 00/100 DOLLARS ($1,500,000.00), collectively referred to herein as (the "**Amended "Note**");

WHEREAS, as a condition precedent to Lender's obligations to extend credit to BDEC under the Amended Loan Agreement, Lender required the execution and delivery of an amended unconditional guarantee as security for the obligations of BDEC under the Amended Loan Agreement and Amended Note; and

WHEREAS, Guarantor entered into an Unconditional Guarantee of even date with the Loan Agreement and Note and an Amended Unconditional Guarantee (as amended, restated, supplemented or otherwise modified from time to time, the "**Amended Guarantee**") of even date with the Amended Loan Agreement and Amended Note in favor of Lender to secure BDEC's obligations under the Amended Loan Agreement and Amended Note.

NOW, THEREFORE, in consideration of the Amended Guarantee and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by BDEC, the Parties agree as follows:

1. Payment of Fee. BDEC shall pay Guarantor or assignee a fee in an amount equal to two percent (2.00%) per annum (the "**Guaranty Fee**"), paid monthly, of the outstanding principal balance owed under the Amended Loan Agreement (the "**Guaranty Fee Basis**"). Amounts payable to Guarantor as the Guaranty Fee shall be paid in cash at the end of each calendar month.

2. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas without reference to any conflict of law provision.

3. Counterparts. This Agreement may be executed in multiple counterparts, including counterparts transmitted by facsimile, each of which will be deemed an original, but both of which together will constitute one and the same instrument.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

NIXON PRODUCT STORAGE, LLC

By: Jonathan Carroll (Mar 14, 2023 10:05 CDT)
Jonathan P. Carroll

JONATHAN P. CARROLL

By: Jonathan Carroll (Mar 14, 2023 10:05 CDT)
Jonathan P. Carroll

BDEC Guaranty Fee Agreement $2M 1-1-23

Final Audit Report 2023-03-14

Created:	2023-03-14
By:	Ty Graham (tylermurrellgraham@gmail.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAYsUqcu2klOgnGP33aZn147LxZmhTWOTf

"BDEC Guaranty Fee Agreement $2M 1-1-23" History

Document created by Ty Graham (tylermurrellgraham@gmail.com)
2023-03-14 - 3:03:17 PM GMT- IP address: 99.1.46.45

Document emailed to Jonathan Carroll (jcarroll@lazarusenergy.com) for signature
2023-03-14 - 3:04:43 PM GMT

Email viewed by Jonathan Carroll (jcarroll@lazarusenergy.com)
2023-03-14 - 3:05:05 PM GMT- IP address: 69.147.87.121

Document e-signed by Jonathan Carroll (jcarroll@lazarusenergy.com)
Signature Date: 2023-03-14 - 3:05:36 PM GMT - Time Source: server- IP address: 108.250.11.161

Agreement completed.
2023-03-14 - 3:05:36 PM GMT